UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

 United Fire Group Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE
Cedar Rapids	Iowa	52401
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_______________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At a meeting of the Board of Directors of United Fire Group, Inc. (the "Company" or "UFG") held on May 18, 2022, the directors approved the Company entering into the Company's standard form of Change in Control Severance Agreement for its named executive officers with VP & Chief Legal Officer, Sarah E. Madsen. The agreement, among other things, provides for: 1) an 18-month non-competition agreement and 2) in the event of both a change in control and termination of employment by the Company without cause: a) a severance benefit payable to the named executive officer in an amount equal to 1.5 times her highest annual base salary plus target annual incentive compensation, b) the continuation of certain insurance benefits for a period of 18 months, c) the full vesting of each long-term incentive award held by the named executive officer, with any performance measures deemed satisfied at the target level, and d) certain outplacement benefits.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 18, 2022, the Company held its 2022 Annual Meeting of Shareholders (the "Annual Meeting").
Each of the director nominees were elected and all of the other proposals submitted to the Company's shareholders were approved. The following are the final voting results for each proposal presented at the Annual Meeting.
Proposal 1: Elect one Class C Director to serve the remainder of a term expiring in 2024 and four Class B Directors to serve three-year terms expiring in 2025.

Director Nominee		Number of Shares
Name	Class	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Mark Green	C	21,496,262	41,186	17,182	874,399
John-Paul Besong	B	21,403,390	124,001	27,240	874,399
Kyle Skogman	B	20,183,861	1,356,181	14,588	874,399
Matt Foran	B	21,488,713	52,227	13,690	874,399
James Noyce	B	20,456,626	1,084,316	13,689	874,399
Proposal 2: Ratify the Audit Committee's appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2022.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
21,851,426	570,134	7,469	—
Proposal 3: Shareholder advisory vote to approve the compensation of the Company’s named executive officers.

Number of Shares
Shares For	Shares Against	Shares Abstained	Broker Non-Votes
21,420,716	117,258	16,657	874,399
Item 7.01. Regulation FD Disclosure.
Effective May 18, 2022, the Company announced the election of officers for its subsidiary United Fire & Casualty Company. A copy of the Company’s press release announcing the voting results of the Annual Meeting and election of new officers is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit 99.1	Press release of United Fire Group, Inc. dated May 20, 2022
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	May 20, 2022	/s/ Randy Ramlo
Randy A. Ramlo, Chief Executive Officer

2